NASDAQ:PETD
PETROLEUM DEVELOPMENT
CORPORATION
Investor Meetings
June 2010

See Slide 2 regarding Forward Looking Statements
The following information contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on Management’s current expectations and beliefs, as well as a number of assumptions concerning future events.
These statements are based on certain assumptions and analyses made by Management in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances. However, whether actual results and developments will conform with Management’s expectations and predictions is subject to a number of risks and uncertainties, general economic, market or business conditions; the opportunities (or lack thereof) that may be presented to and pursued by Petroleum Development Corporation;
actions by competitors; changes in laws or regulations; and other factors, many of which are beyond the control of Petroleum
Development Corporation.
You are cautioned not to put undue reliance on such forward-looking statements because actual results may vary materially from those expressed or implied, as more fully discussed in our safe harbor statements found in our SEC filings, including, without limitation, the discussion under the heading “Risk Factors” in the Company’s 2009 annual report on Form 10-K and in subsequent Form 10-Qs. All forward-looking statements are based on information available to Management on this date and Petroleum Development Corporation assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward looking statements, whether as a result of new information, future events or otherwise.
The SEC permits oil and gas companies to disclose in their filings with the SEC proved reserves, probable reserves and possible reserves.  SEC regulations define “proved reserves” as those quantities of oil or gas which, by analysis of geosciences and engineering data, can be estimated with reasonable certainty to be economically producible in future years from known reservoirs under existing economic conditions, operating methods and government regulations; “probable reserves” as unproved reserves which, together with proved reserves, are as likely as not to be recovered; and “possible reserves” as unproved reserves which are less certain to be recovered than probable reserves. Estimates of probable and possible reserves which may potentially be recoverable through additional drilling or recovery techniques are by nature more uncertain than estimates of proved reserves and accordingly are subject to substantially greater risk of not actually being realized by the
Company. In addition, the Company’s reserves and production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.
This material also contains certain non-GAAP financial measures as defined under the Securities and Exchange Commission rules.
Disclaimer

See Slide 2 regarding Forward Looking Statements
Table of Contents
• PDC Summary
• PDC 2010 Budget & Operational
 Guidance
• Recent Operational / Transactional
 Update
• PDC First Quarter 2010 Results
• Appendix

See Slide 2 regarding Forward Looking Statements
PDC SUMMARY

See Slide 2 regarding Forward Looking Statements
Reasons to Invest in PDC
• Long term track record of operational excellence
• Diversified operating basins with low risk predictable growth (over
 2,200 projects in inventory)
• Emerging opportunity in the Marcellus Shale
• Strong balance sheet with capital available for value added acquisitions, joint ventures, exploration and partnership
 repurchases
• Trade at discount to peers on operational and financial metrics
• Strong hedge positions that protect cash flow
• Company transitioning from a Partnership company to a more traditional E&P company

See Slide 2 regarding Forward Looking Statements
(1) Appalachian Basin (Marcellus and Shallow Devonian) JV
(2) EBITDAX and Cash Flow estimates as per analyst consensus
(3) From 06/09 to 06/10
• Petroleum Development Corporation is an
 independent oil and natural gas company
 with operations primarily in the Rocky
 Mountain region, Appalachian Basin and
 Michigan Basin
• PDC was founded in 1969 in Bridgeport, WV
 and is now headquartered in Denver, CO
Enterprise Value
Capitalization
Corporate Profile

	03/31/2009	03/31/2010
Share Price (06/09 and 06/10)	$18.11	$21.15
Diluted Share Outstanding (MM)	14.8	19.3
Market Capitalization ($MM)	$268	$408
Net debt total	382	233
Minority Interest	1	-
Enterprise Value	$650	$641
52-Week High ($/share) (3)	$74.08	$26.21
52-Week Low ($/share) (3)	$9.70	$12.88
Corporate Summary
	03/31/2009	03/31/2010
Net Debt Total	$382	$233
Common Equity	507	515
Minority Interest (1)	1	-
Total Capitalization ($MM)	$890	$749
Debt Ratios:
Debt/EBITDAX (LTM) (2)	1.56x	1.33x
Senior Debt/EBITDAX (LTM) (2)	0.52x	1.02x
EBITDAX/ Interest Net (LTM) (2)	12.2x	5.4x
Debt/Book Cap	45%	33%

Petroleum Development Corporation

Michigan Basin (2%)
Rocky Mountains (89%)

See Slide 2 regarding Forward Looking Statements
Core Operating Regions
See Slide 2 regarding Forward Looking Statements
2009 Proved Reserves: 641 Bcfe
2009 Production: 37.8 Bcfe
2010E Production: 31.2 Bcfe
Rocky Mountains
2009 Proved Reserves: 15 Bcfe
2009 Production: 1.4 Bcfe
2010E Production: 1.3 Bcfe
Michigan Basin
2009 Proved Reserves*: 61 Bcfe
2009 Production: 4.1 Bcfe
2010E Production: 3.2 Bcfe
Appalachian Basin
2009 Proved Reserves
717 Bcfe
Appalachian Basin (9%)*
2009 Production
43.3 Bcfe
Michigan
Basin (3%)
Appalachian Basin (9%)
Rocky
Mountains (87%)
*Appalachian Basin includes 100% of PDC Mountaineer, LLC Reserves at Year-End 2009

See Slide 2 regarding Forward Looking Statements
PDC 2010 BUDGET &
OPERATIONAL GUIDANCE

Petroleum Development Corporation

**Proved Reserves (Bcfe):**

| | |
|---|---|
| Proved Reserves (YE2008) | 753 |
| Revisions & Pricing Adjustment | (100) |
| Adds / Extensions | 91 |
| Drops / Scheduling Adjustments | (46) |
| Revisions, LOE Improvements, Operations | 62 |
| Production | (43) |
| **Proved Reserves (YE2009)** | **717** |

| **Proved Reserves Pricing:** | **Spot Price @ 12/31/08** | **SEC FY 2009 Avg.** | **Spot Price @ 12/31/09** |
|---|---|---|---|
| Natural Gas ($/mcf) | $4.98 | $3.17 | $5.31 |
| Oil ($/Bbl) | $37.85 | $54.64 | $72.91 |
| **Proved Reserves (YE2009)** | **753** | **717** | **811** |

100
46
43
91
62
717 Bcfe

See Slide2 regardingForwardLookingStatements

9

See Slide 2 regarding Forward Looking Statements
Reserve Summary
at Year-End 2009
753 Bcfe
Revisions &
Pricing
Adjustments
Drops /
Scheduling
Adjustments
Production
Adds /
Extensions
Revisions, LOE
Improvements,
Operations

2009	2010 Forecast	% Variance
Development Capital	$ 79.0	$ 126.8	61%
Exploration and G&G	14.0	6.0	-57%
Leasehold and Partnership Puts	9.0	9.3	3%
Miscellaneous	8.0	7.8	-2%
Total Capital to PDC	**$ 110.0**	**$ 149.9**	**36%**
PDC Mountaineer CAPEX[1]	-	64.5	-
Total CAPEX	**$ 110.0**	**$ 214.4**	**95%**

See Slide 2 regarding Forward Looking Statements
Capital Budget

(1) Subject to bi-annual approval by PDC Mountaineer Board of Directors. 2010 CAPEX to be funded by PDC Mountaineer J.V partner. PDC has no capital investment commitment for 2010.
PDC has announced that it will be updating its 2010 budgets, and production estimates at its 7/15/10 Analyst Day.
($ in millions)

# 2010 Planned Production Related Projects

ND
MI
WY
NY
PA
CO
WV
KS
TN
TX
WESTERN REGION
PDC MOUNTAINEER, LLC

See Slide 2 regarding Forward Looking Statements

Marcellus
•16 Verticals
•10
Horizontals
Shallow Devonian
•50 Recompletes
•29 Workovers
NECO
•25 New Drills
•50
Workovers
Wattenberg
•180 New Drills
-138 Operated New Drills
-42 Non-Op New Drills
•12 Refracs/Recompletes
Piceance
•21 New Drills
-11 Mesa
-10 Valley
See Slide 2 regarding Forward Looking Statements
PDC has over 2,200 identified
projects in Inventory

12
10
8
6
4
2
-
Net Bcfe
15% Growth
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2006
2007
2008
2009
2010
Oil
Gas

- 2010 production decline (vs. 2009) primarily due to:
  - Decision in late 2008 to reduce capital spending due to falling prices and an overall negative economic outlook
  - Objective to preserve and improve liquidity position
  - Formation of Mountaineer JV Partnership (Partner's share: 2.3 Bcfe)
- PDC has a seven year inventory of over 2,200 identified projects which should provide organic production and cash flow growth opportunities into the foreseeable future.
- 2010 Drilling and workover program initially set for 300+ organic projects
- PDC is positioned for additional growth through increased organic drilling, acquisitions, joint ventures, exploration, and partnership repurchases

See Slide 2 regarding Forward Looking Statements

Quarterly Net Production
2010 Production Guidance
 E

Petroleum Development Corporation

Garfield County
Grand County Field
Colorado River

See Slide 2 regarding Forward Looking Statements
Piceance Basin
at December 31, 2009
• Gross operated wells   288
• Undeveloped acreage   5,300
• Undeveloped, gross,
  10-acre locations    433
• 362 total net PDC
• Number of net remaining locations
 - PUD      251
 - Probable     97
 - Possible     14

LARIMER COUNTY
WELD COUNTY
Greeley
Wattenberg Field

See Slide 2 regarding Forward Looking Statements
Wattenberg Field
at December 31, 2009

• Gross Operated wells  1,410
• Undeveloped acreage  19,400
• Undeveloped, gross, locations  1,533
• 831 total net PDC
 - PUD     373
 - Probable      316
 - Possible     142

Petroleum Development Corporation

BANNER
LARAMIE
Horse Creek
Silo
Chivington
KIMBALL
ALBANY
WYOMING
NEBRASKA
COLORADO
CHEYENNE
DEUEL
LOGAN
LARIMER
WELD
Wellington
Fort Collins
Pierce
Black Hollow
Windsor
SEDGWICK
PHILLIPS
Sterling
Windsor
Loveland
Greeley
MORGAN
Wattenberg
BOULDER
Longmont
Boulder
Yuma
Spindle
Denver
ADAMS
Beecher Island
ARAPAHOE
WASHINGTON
YUMA
ELBERT
LINCOLN
KIT CARSON
Parker
JEFFERSON
Castle Rock
DOUGLAS
Bethune
KILOMETERS

**Figure 1.** The northern two-thirds of the Denver Basin of Colorado, Nebraska, and Wyoming. Shown are oil (yellow-green), oil and gas (blue), and gas (red) wells across the basin. Major fields within the Front Range area are labeled

See Slide 2 regarding Forward Looking Statements
PDC Undeveloped Northern
Wattenberg Acreage Area
EOG Niobrara Horizontal Well plus 39
Drilling Permits Approved & Pending
PDC Undeveloped Acreage in
Northern Wattenberg Area.
Approximately 19,400 acres.
PDC NECO Area: Niobrara
Biogenic Gas Production
Pawnee
National
Grasslands
Pawnee National
Grasslands
Base Map Source
USGS

See Slide 2 regarding Forward Looking Statements
Wattenberg Field:
Niobrara Formation Overview
• Covers the bulk of the Rocky Mountain region and has been being developed in the DJ Basin for 30+ years on a veritcal basis with mixed results
• Economics improved in the late 90’s with modern hydraulic
 fracturing technology for vertical development
• PDC developed and enhanced a geologic model which
 incorporates recent horizontal drilling and production results by
 EOG Resources and Noble
• In Q2 2010 PDC purchased the 5,500 net acre “Krieger Prospect”
 as an anticipated horizontal project for approximately $1,000 per acre
• Spacing request, hearing and permit submittal should occur by the end of July 2010
• Expect to spud and achieve first production Q4 2010
• Anticipate drilling 4-6 horizontal wells in 2011 and will continue to evaluate farm-in opportunities

Petroleum Development Corporation

7N/62W
7N/61W
7N/60W
6N/62W
6N/61W
6N/60W

See Slide 2 regarding Forward Looking Statements
PDC Krieger Horizontal
Niobrara Drilling Prospect

Mapped on maximum Deep Rt in Niobrara B Zone.
CI = 10 ohm up to 50 ohm. Blue is lowest Rt, red highest Rt.
All above 50 ohm undifferentiated & shown in red.
PDC leases in yellow.
• Mapped on a greater
than 50 ohm Rt fairway
trending northeast from
Wattenberg Field.
•Existing 3D Seismic helps
confirm wellbore planning.
• Approximately 5,500
acres net to PDC.
• Anticipate 12+ horizontal
well locations based on
640 acre spacing.
• Drill initial well in 4th
Quarter 2010.
• Vertical Niobrara tests in
the area provide evidence
of oil in the Niobrara
system.
• Offset full State section
sold for $2,100 per acre in
May 2010 lease sale.

# PDC Mountaineer Joint Venture

PDC MOUNTAINEER

## PDC Mountaineer, LLC

PA
WV

| 2010 Operations Forcast | Net JV | Net PDC |
|---|---|---|
| Marcellus Production (Bcfe) | 2.4 | 1.2 |
| Shlw Devn Production (Bcfe) | 3.2 | 1.6 |
| Total Production (Bcfe) | 5.6 | 3.4 |
| Total CAPEX ($MM)[1] | 64.5 | - |
| | | |
| New Drilling | 26 | 15 |
| Recompletions | 50 | 29 |

See Slide 2 regarding Forward Looking Statements

• $158 MM Appalachian JV formed with Lime Rock Partners
 (“LRP”) effective 10/1/09; PDC contributed Marcellus
 acreage and Shallow Devonian production and acreage.
• Provided PDC an alternative capital source as LRP funded
 PDC $45 MM upon closing, and a commitment to invest the
 first $68.5 MM of capital investment. LRP will become a
 50% partner once it satisfies it’s capital investment
 obligation.
• Provides opportunity to accelerate development of the JV
 assets.
• PDC’s ability to raise capital through the JV structure,
 provides financial flexibility and opportunities to increase development capital spending and /or pursue acquisitions.
• The JV is governed and managed by a Board of Directors
 comprised of equal representation by PDC and LRP. PDC
 will manage the operations of the JV.
+
=
Marcellus & Devonian Shallow
(1) 2010 CAPEX to be funded by PDC Mountaineer partner, PDC has no capital investment obligation.

Petroleum Development Corporation

PENNSYLVANIA
MAPPED AREA
BRIDGEPORT WV DISTRICT OFFICE
WEST VIRGINIA
VIRGINIA
PDC ALL DEPTHS
PDC SHALLOW ONLY
MARCELLUS SHALE

PENNSYLVANIA
MAPPED AREA
INDIANA PA. DISTRICT OFFICE
PDC ALL DEPTHS
PDC SHALLOW ONLY
PDC DEEP ONLY
MARCELLUS SHALE

See Slide 2 regarding Forward Looking Statements
Pennsylvania Acreage Map
15,219 Net Marcellus Rights
42,354 Net Marcellus Rights
West Virginia Acreage Map
Appalachian Basin Acreage -
Marcellus Shale
	HBP NET ACRES	UNDEVELOPED NET ACRES	TOTAL NET ACRES	AVERAGE NRI
As of 2-22-2010	PA: 9,981 WV: 38,395	PA: 5,238 WV: 3,959	PA: 15,219 WV: 42,354	82.80% 86.70%

See Slide 2 regarding Forward Looking Statements
Income Statement and
Cash Flow Analysis

1) Other income: income from gas marketing activities, well ops and pipeline income
 • Despite 17.6% reduction in
 production in 2010 versus 2009,
 the Company budgeted 2010 net
 income versus a loss in 2009 and
 budgeted strong year over year
 adjusted cash flow from
 operations.
 • Year-over-year change in net
 income and cash flow from
 operations were primarily due to
 improved:
 • Price realizations
 • Capital efficiency
 • G&A expense - non-
 recurrence of 2009 one time
 items.
($ in MM except per share data)	2009 Actual	2010 Low	2010 High
Bcfe	43.3	35.7	35.7

Total O&G Revenue	$286	$239	$258
Other Income(1)	14	12	12
Total Revenue	$300	$251	$270
O&G Production & Well Ops Cost	65	59	63
G&A Expense	54	43	39
Adjusted EBITDAX	$181	$150	$169

Exploration Expense/Dry Hole Cost	23	9	8
DD&A	131	116	116
Net Interest Expense	37	34	34
Taxes/ (Benefit)	(7)	(4)	4
Adjusted Net Income (loss)	($3)	($6)	$7

Stock-based Compensation	6	7	5
DD&A	131	116	116
Exploratory/Dry Hole Cost	1	2	1
Other	35	28	28
Adjusted Cash Flows From Operations	$170	$148	$158
Weighted # of share outstanding	16,448	19,300	19,300
CFFO/Share	$10.35	$7.67	$8.17
EPS	($0.18)	($0.32)	$0.34

See Slide 2 regarding Forward Looking Statements
Oil and Gas Hedges
(1) Based on 12/31/09 PDP curve (i.e., may represent 50% or less of actual production for the future year)
(2) Based on forward pricing curves as of 3/31/2010
(3) Blended price for forecasted production at hedged and at forward prices
 Continued focus on hedging enabled the Company to protect its cash flow, capital programs, and organic drilling economics from commodity price fluctuations
 • Realized gains of $108MM
 • Substantial hedge positions through 2013 via swaps (2010-2011) and collars (2012-2013) at solid historical commodity price levels should continue to provide on-going protection
 • Price sensitivity of 2010’s budget has been significantly mitigated. Variation of $1.00/Mcfe for natural gas and $10.00/bbl for oil results in less than a 5% variation in cash flow from operations

As of April 30, 2010	2010	2011	2012	2013
Weighted Average Hedge Price (Mcfe) (1)
With Floors	$7.44	$6.83	$6.39	$6.37
With Ceilings	$8.22	$7.64	$7.96	$8.20
% of Forecasted Production(1)	77%	73%	59%	58%
Weighted Avg Forward Price(2)	$5.94	$6.76	$7.11	$7.30
Weighted Avg Price of Forecasted Production(3)	$7.10	$6.81	$6.68	$6.77

Petroleum Development Corporation

$/Mcfe
$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
$9.20
$5.87
$5.92
$6.26
Q1 2010
Q2 2010
Q3 2010
Q4 2010

See Slide 2 regarding Forward Looking Statements
Quarterly Realized Hedge Price
(as of 4/30/2010)

• Weighted average for full-year 2010 is $6.81/Mcfe
• Excludes Michigan Divestiture & Permian acquisitions

See Slide 2 regarding Forward Looking Statements
RECENT OPERATIONAL /
TRANSACTIONAL UPDATE

See Slide 2 regarding Forward Looking Statements
PDC Wolfberry Acquisition in
West Texas Key Highlights

• Acquired producing assets from private seller in Wolfberry
 Trend for $45 mm plus PDC’s producing Michigan Gas assets
 valued by the seller at $30 million
• Includes 72 wells on approximately 8,300 net acres
• Should add approximately 900 boe/d over the next 12 months and strong multi-year production growth is projected
• Proved plus probable (2P) reserve add of approximately 8.5 million BOE (70% oil)
• Effective date of transaction is May 1, 2010 with projected closing date of July 30, 2010
• Acquisition driven by US onshore basin study findings
• Must identify asset team to execute development plan and
 grow the position

Petroleum Development Corporation

Wolfberry Trend
Gaines
Dawson
Borden
Scurry
Texas
Andrews
Howard
Mitchell
Martin
Mabee Mercury
Mabee Ranch
Ratliff
Roy Parks
Ector
Glasscock
Sterling
Rose Marie
Devon: 664 Boe/d
Sallie "B"
COG: 530 Boe/d
Shelley
Windsor: 497 Boe/d
Van
EXL: 848 Boe/d
Tatia
Devon: 557 Boe/d
Crane
Upton
Reagan
Irion
Spraberry Trend
Crockett
ACREAGE
TOP WOLFBERRY OPERATORS
BTA OIL PRODUCERS, LLC
CHEVRON, U.S.A., INC.
COG OPERATING LLC
ENDEAVOR ENERGY RESOURCES, LP
EOG RESOURCES, INC.
MUNSON, DAVID M. INC.
PIONEER NATURAL RES. USA, INC.
RANGE PRODUCTION COMPANY
OTHER

Note: 30-DAY IP RATES

See Slide 2 regarding Forward Looking Statements
PDC Wolfberry Acquisition
Wolfberry Acreage Overview with Surrounding Activity

Key Development Areas
• Roy Parks area
• Mabee areas
• Ratliff area
• Other Permian
Development Potential
• 120 Wolfberry locations
 • Anticipate 1 rig program starting 4Q
 2010
• Multiple re-completion
 targets
• Production optimization
Key Offset Operators
• Concho
• Devon
• Cabot
• Endeavor

See Slide 2 regarding Forward Looking Statements
Partnership Purchases:
Three-Year Plan
• Limited Partners’ non-operated interest is typically 60-80% of certain PDC operated wells (Rockies principally)
• 28 Limited Partnerships have net reserves of approximately 125
 Bcfe and net production of approximately 25 MMcfe/d owned by the Limited Partners
• PDC strategy to purchase Limited Partners’ interest over next three years
 – Production and reserve adds in existing operated core acreage
 – Reduction/optimization of internal G&A costs
 – 9 SEC compliant partnerships represent over 60% of net reserves and over 75% of total cash flows owned by the Limited Partners
 – Elimination of Limited Partnerships through repurchases would finalize PDC’s transition to a traditionally capitalized E&P company

See Slide 2 regarding Forward Looking Statements
IncreasingValue in
2010 and Beyond
• Additional Organic Drilling - Possibly beginning 2nd half 2010
 - Ramp up in Piceance and Wattenberg
 - Focus on enhancing Piceance economics
• Marcellus JV - drilling 26 horizontal and vertical wells in 2010
 - Large operator in WV achieved reserves of 3.6 Bcfe per
 horizontal well near PDC acreage
 - Over 150 Marcellus permits issued in WV counties surrounding
 PDC position
• Partnership Purchases - Three Year Plan
 - Non-operated interests in certain existing PDC operated
 Wattenberg and Piceance Assets
• Acquisitions - Asset and Small Corporate
 - Anticipate substantial A&D deal flow in 2010
• Exploration - Moderate Risk Resource Plays
 - Niobrara Wattenberg; Mancos Shale Piceance; Bakken; Others

Petroleum Development Corporation

# Peer Analysis
## (For Period Ended 03/31/10)

TTM
(Opex + G&A)/Production
($/Mcfe)
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$2.83
$2.66
PETD
Peer Group Average

3- Year F&D
($/Mcfe)
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$1.73
$2.92
PETD
Peer Group Average

3-Year Production
Replacement
480%
460%
440%
420%
400%
380%
360%
465%
397%
PETD
Peer Group Average

TTM
Capital Efficiency
230%
220%
210%
200%
190%
180%
226%
198%
PETD
Peer Group Average

Debt/ Market Capital
65%
64%
64%
63%
63%
62%
62%
61%
64%
62%
PETD
Peer Group Average

See Slide 2 regarding Forward Looking Statements

Peer Group: BBG, BRY, COG, CRZO, GDP, PVA, ROSE

See Slide 2 regarding Forward Looking Statements
• Strong Focus on creating Shareholder value
• Strong core asset base with improved drilling economics
• Marcellus Shale JV with Lime Rock partners provides potential catalyst for strong production and cash flow growth
• Evaluating potential acquisition, joint venture, and exploration opportunities which could provide value-added growth
• Strong balance sheet with liquidity of ~$250 million
• Experienced and highly effective management team
• PDC is undervalued and poised for growth
Summary

See Slide 2 regarding Forward Looking Statements
PDC FIRST QUARTER
2010 RESULTS

See Slide 2 regarding Forward Looking Statements
First Quarter 2010 Highlights

• Net income of $23.7 million, or $1.23 per diluted share
• Gas and oil revenues up 52% over same period 2009 on Q1
 2010 realized prices of $9.20 per Mcfe over Q1 2009 realized prices of $7.08 per Mcfe

• Adjusted cash flow of $49.3 million, or $2.56 per diluted share
• Q1 2010 adjusted cash flow up approximately $10 million over same period 2009 on 20% lower volumes
• Production of 9.1 Bcfe, 7% above Q1 guidance of 8.5 Bcfe
• Drilled 38.6 net wells vs. 24.9 net wells in Q1 2009
• Liquidity improved to $254 million

See Slide 2 regarding Forward Looking Statements
2010 Q1 Operations Highlights
• Quarterly production exceeded budget by 7%
• Integrated $10MM Wattenberg acquisition
 – Suncor preferential right
• Marcellus
 – Drilled first horizontal well with completion pending
 – Drilling second horizontal well
• Wattenberg
 – Major gas system operator is installing pipe and compression that will reduce line pressure and may further enhance production
 – Completion practices continue to improve
 – Second rig reached efficiency very quickly
• Piceance
 – Fit for purpose rig achieving new level of drilling pace
 – Anticipating permit of water disposal well in next 30 days

See Slide 2 regarding Forward Looking Statements
Lifting Costs

Area	Full Year 2008 Actual	Full Year 2009 Actual	Q1 2010 Actual
Direct Costs ($/Mcfe)	$0.84	$0.59	$0.75
Indirect Costs ($/Mcfe)	$0.23	$0.24	$0.29
Total Lifting Cost ($/Mcfe)	$1.07	$0.83	$1.04
Production (MMcfe/d)	106	119	101
• Q1 2010 per unit costs increased as a result of:
 • Winter operations
 • Decreased production
 • EH&S expenses
 • Location and road maintenance
 • Water hauling and disposal

See Slide 2 regarding Forward Looking Statements
Summary Financial Results
(1) O&G operating margin is defined as O&G revenue less O&G production and well operations costs.
(2) See appendix for GAAP reconciliation of Adjusted Cash Flow and Adjusted EBITDA, respectively.

	Three Months Ended
	March 31,
($ in millions)	2010	2009
O&G revenues	$60.4	$39.7
O&G production & well operations costs	$15.7	$16.4
O&G operating margin(1)	$44.7	$23.3
Adjusted cash flow from operations(2)	$49.3	$39.7
Adjusted EBITDA(2)	$53.7	$46.2
DD&A	$28.4	$34.4
G&A	$10.7	$12.1

See Slide 2 regarding Forward Looking Statements
Summary Financial Results
	Three Months Ended March 31,
(in millions except per share data)	2010	2009
Income (loss) from operations	$45.7	($1.6)
Net Income (loss) attributable to shareholders	$23.7	($5.7)
Diluted earnings (loss) per share attributable to shareholders	$1.23	($0.38)
	Three Months Ended March 31,
	2010	2009
Adjusted net income attributable to shareholders(1)	$10.9	$4.1
Adjusted earnings per share attributable to shareholders(1)	$0.57	$0.27

(1) See appendix for GAAP reconciliation of Adjusted Net Income.

See Slide 2 regarding Forward Looking Statements
APPENDIX

See Slide 2 regarding Forward Looking Statements
Acreage Inventory
Area	Lease Gross Acres	PDC Net Acres	Net Developed Acres	Net Undeveloped Acres	State
Grand Valley	8,000	8,000	2,700	5,300	Colorado
Wattenberg	72,200	64,900	45,500	19,400	Colorado
NECO	127,100	105,100	19,600	85,500	Colorado/Kansas
Michigan	26,800	23,300	14,800	8,500	Michigan
New York	18,700	15,900	0	15,900	New York
North Dakota	66,800	30,200	4,600	25,600	North Dakota
Appalachian Basin	120,900	117,600	106,800	10,800	WV / PA
Wyoming	19,500	19,300	100	19,200	Wyoming
Texas Barnett	8,900	6,000	400	5,600	Texas
Total	468,900	390,300	194,500	195,800
			PDC TOTAL NET	390,300

See Slide 2 regarding Forward Looking Statements
Proved Reserves/Bcfe
by Area at Year-End 2009

Area	2008	2009	2008	2009	2008	2009	2008	2009
Wattenberg	79	89	1	1	119	140	199	230
Piceance	107	103	6	0	260	275	373	378
NECO	40	31	3	0	5	0	48	31
Appalachia	53	42	21	13	39	6	113	61
Other	20	16	0	1	0	0	20	17
TOTAL	299	281	31	15	423	421	753	717*
% Total Proved	40%	39%	4%	2%	56%	59%	100%	100%
Bcfe = One billion cubic feet of natural gas equivalent.
* Using year-end spot pricing methodology, as was used at year-end 2008, total reported reserves would have been 811 Bcfe.

Petroleum Development Corporation

	Total Proved	Proved + Probable	+ Possible

See Slide 2 regarding Forward Looking Statements
3P Reserves(1)/Bcfe
by Area at Year-End 2009

					Proved + Probable
Area	2008	2009	2008	2009	2008	2009
Wattenberg	199	230	236	305	241	332
Piceance	373	378	486	449	538	465
NECO	48	31	57	31	74	31
Appalachia	113	61	126	113	136	145
Other	20	17	20	17	20	17
TOTAL	753	717	925	915	1,009	990
Bcfe = One billion cubic feet of natural gas equivalent.
(1) 3P estimates are non-SEC.

See Slide 2 regarding Forward Looking Statements
Production/Bcfe by Area

Area	2008	2009	% Increase/ (Decrease)	2010E	% Increase/ (Decrease)
Wattenberg	15.4	16.3	6%	14.1	-13%
Piceance	12.5	15.8	26%	11.9	-25%
NECO	5.0	5.3	6%	4.6	-11%
Appalachia	3.9	4.1	5%	3.4	-17%
Other (ND, TX, WY, MI)	1.9	1.8	5%	1.7	-11%
TOTAL	38.7	43.3	12%	35.7	-18%
Bcfe = One billion cubic feet of natural gas equivalent.

Petroleum Development Corporation

400
300
200
100
-
239
323
110
2007
2008
2009

12.00
8.00
4.00
0.00
$6.26
$8.42
$4.20
2007
2008
2009

## Production

50.0
40.0
30.0
20.0
10.0
-
28.0
38.7
43.3
2007
2008
2009

($/Mcfe)
2.50
2.00
1.50
1.00
0.50
0.00
$1.78
$2.05
$1.50
2007
2008
2009

- Reduced capital spending by 66% in response to poor natural gas prices.

See Slide 2 regarding Forward Looking Statements

2009 Metrics
Natural Gas Equivalent(1)
Natural Gas Equivalent(1)
Oil & Gas Production and Well
Operations Costs(2)
(Bcfe)
($/Mcfe)
($MM)
Capital Spending
• Increased production by 12% and reduced L.O.E $/Mcfe by just under 30%.
• Improved L.O.E $/Mcfe should be sustainable beyond 2009 and should improve incremental capital investment returns.
(1) Average Sales Price excluding gain/loss on derivatives
(2) Includes direct and indirect well expenses, production taxes, and overhead and other production expenses.

50%
40%
30%
20%
10%
0%
37%
44%
34%
2007
2008
2009

25x
20x
15x
10x
5x
-
23.5
8.4
4.9
2007
2008
2009

Total Debt / EBITDAX[1] (TTM)

1.75x
1.70x
1.65x
1.60x
1.55x
1.50x
1.45x
1.40x
1.51x
1.70x
1.54x
2007
2008
2009

Liquidity

($ in millions)
$300
$250
$200
$150
$100
$50
$-
$145
$231
$257
2007
2008
2009 (*)

Debt Maturity

($ in millions)
$400
$300
$200
$100
$0

See Slide 2 regarding Forward Looking Statements
2009 Credit Ratios
Total Debt / Capital Base
(%)
(1) EBITDAX: Earnings before Interest, Taxes, Depreciation, Depletion and Amortization , unrealized hedge gains/losses, and Exploration Expense.
EBITDAX (1)/ Interest, net (TTM)
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
• Reduced capital spending and operating costs improvements resulted in substantial available liquidity and improvement in leverage and coverage measures

• ~$50MM equity raise, and ~$160MM PDC and Lime Rock Partners joint venture to develop Marcellus
 Shale and Shallow Devonian assets, reflected the company’s ability to access alternative capital markets, and improve liquidity, leverage and coverage measures
* Liquidity excludes $18.7 million L.C.

$305
$203
x
x
x
$80

See Slide 2 regarding Forward Looking Statements
2009 Adjusted Net
Income Reconciliation

(1) Includes natural gas marketing activities.
	Year Ended
	December 31,
($ in millions, except per share data)	2009	2008
Net Income (loss) attributable to shareholders	($79.3)	$113.3
Unrealized loss (gain) on derivatives, net (1)	116.6	(117.5)
Provision for underpayment of gas sales	2.7	4.0
Tax effect of above adjustment	(43.0)	39.9
Adjusted Net Income (loss) attributable to shareholders	($2.9)	$39.7
Weighted average diluted shares outstanding	16,448	14,848
Adjusted diluted earnings (loss) per share	($0.18)	$2.67

See Slide 2 regarding Forward Looking Statements
2009 Adjusted Cash
Flow Reconciliation

	Year Ended
	December 31,
($ in millions, except per share data)	2009	2008
Net Cash provided by operating activities	$143.9	$139.1
Changes in assets and liabilities related to operations	26.3	60.8
Adjusted cash flow from operations	$170.2	$199.9
Weighted average diluted shares outstanding	16,448	14,848
Adjusted cash flow per share	$10.35	$13.46

See Slide 2 regarding Forward Looking Statements
2009 Adjusted
EBITDA Reconciliation
(1) Includes natural gas marketing activities.

	Year Ended
	December 31,
($ in millions, except per share data)	2009	2008
Net Income (loss) attributable to shareholders	($79.3)	$113.3
Unrealized loss (gain) on derivatives, net (1)	116.6	(117.5)
Interest, net	37.0	27.5
Income taxes expense (benefit)	(45.6)	61.5
Depreciation, depletion & amortization	131.0	104.6
Adjusted EBITDA	$159.7	$189.4
Weighted average diluted shares outstanding	16,448	14,848
Adjusted EBITDA per share	$9.71	$12.76

See Slide 2 regarding Forward Looking Statements
Q1 2010 Adjusted
Net Income Reconciliation

(1) Includes natural gas marketing activities.
	Three Months Ended
	March 31,
(in millions, except per share data)	2010	2009
Net income (loss) attributable to shareholders	$23.7	($5.7)
Unrealized loss (gain) on derivatives, net (1)	(20.5)	13.2
Provision for underpayment of gas sales	-	2.6
Tax effect of above adjustments	7.7	(6.0)
Adjusted net income attributable to shareholders	$10.9	$4.1
Weighted average diluted shares outstanding	19.3	14.8
Adjusted diluted earnings per share	$0.57	$0.27
* Amounts may not foot due to rounding.

See Slide 2 regarding Forward Looking Statements
Q1 2010 Adjusted
Cash Flow Reconciliation

	Three Months Ended
	March 31,
(in millions, except per share data)	2010	2009
Net cash provided by operating activities	$51.3	$35.9
Changes in assets and liabilities related to operations	(2.0)	3.9
Adjusted cash flow from operations	$49.3	$39.7
* Amounts may not foot due to rounding.

See Slide 2 regarding Forward Looking Statements
Q1 2010 Adjusted
EBITDA Reconciliation
(1) Includes natural gas marketing activities.

	Three Months Ended
	March 31,
(in millions, except per share data)	2010	2009
Net income (loss) attributable to shareholders	$23.7	($5.7)
Unrealized loss (gain) on derivatives, net(1)	(20.5)	13.2
Interest expense, net	7.8	8.4
Income tax expense (benefit)	14.3	(4.0)
Depreciation, depletion & amortization	28.4	34.4
Adjusted EBITDA	$53.7	$46.2
Weighted average diluted shares outstanding	19.3	14.8
Adjusted EBITDA per share	$2.78	$3.12
* Amounts may not foot due to rounding.

NASDAQ:PETD
PETROLEUM DEVELOPMENT
CORPORATION
Investor Meetings
June 2010